Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Oaktree Emerging Markets Equity Fund

(the “Fund”)

Supplement dated July 7, 2021, to the Fund’s Summary Prospectus,

Prospectus and Statement of Additional Information, each dated June 3, 2021

Update to the Titles of the Portfolio Managers

Effective July 1, 2021, Portfolio Managers Frank J. Carroll and Janet L. Wang changed their titles to “Portfolio Manager” and “Co-Portfolio Manager,” respectively.  Accordingly, all references to their titles in the Fund’s Summary Prospectus, Prospectus or SAI, as applicable, are revised to read as such.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Summary Prospectus, Prospectus or SAI.

Please retain this Supplement for reference.